CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT
              COMPANY ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Robert W. Scharar, President of the Commonwealth International Series Trust,(the Fund"), certify that:

1. The N-CSR of the Fund for the period ended April 30, 2005 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:   /s/ Robert W. Scharar
      -----------------------------------
      Robert W. Scharar, President

Date: June 29, 2005

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO MATRIX CAPITAL GROUP, INC. AND WILL BE RETAINED BY MATRIX CAPITAL GROUP, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


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          CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT
              COMPANY ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Larry E. Beaver, Jr., Treasurer of the Commonwealth International Series Trust, (the Fund"), certify that:

1. The N-CSR of the Fund for the period ended April 30, 2005 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:   /s/ Larry E. Beaver, Jr.
      -----------------------------------
      Larry E. Beaver, Jr., Treasurer

Date: June 29, 2005

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO MATRIX CAPITAL GROUP, INC. AND WILL BE RETAINED BY MATRIX CAPITAL GROUP, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.